INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES
INCOME TAXES

NOTE 14—INCOME TAXES

        U.S. and foreign earnings from continuing operations before income taxes and noncontrolling interest are as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
U.S.	$90,939	$100,265	$112,620
Foreign	25,396	26,734	14,574

Total	$116,335	$126,999	$127,194

        The components of the provision for income taxes attributable to continuing operations are as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Current income tax provision
Federal	$29,148	$28,671	$38,832
State	5,592	5,400	3,808
Foreign	3,655	3,831	4,341

Current income tax provision	38,395	37,902	46,981

Deferred income tax provision (benefit)
Federal	698	3,609	(506)
State	778	914	(1,759)
Foreign	1,216	2,626	696

Deferred income tax provision (benefit)	2,692	7,149	(1,569)

Income tax provision	$41,087	$45,051	$45,412

        ILG records a deferred tax asset, or future tax benefit, based on the amount of non-cash compensation expense recognized in the financial statements for stock-based awards. For income tax purposes, ILG receives a tax deduction equal to the stock price on the vesting date of the stock-based awards. Upon vesting of these awards, the deferred tax assets are reversed, and the difference between the deferred tax asset and the realized income tax benefit creates an excess tax benefit or deficiency that increases or decreases the additional paid-in-capital pool ("APIC pool"). If the amount of future tax deficiencies is greater than the available APIC pool, ILG will record the deficiencies in excess of the APIC pool as income tax expense in its consolidated statements of income. During 2015, 2014 and 2013 net excess tax benefits associated with stock-based awards of approximately $1.9 million, $1.9 million and $2.9 million, respectively, were recorded as amounts credited to APIC.

        The tax effects of cumulative temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2015 and 2014 are presented below (in thousands). The valuation allowance is related to items for which it is more likely than not that the tax benefit will not be realized.

	December 31,
	2015	2014
Deferred tax assets:
Deferred revenue	$30,384	$34,278
Provision for accrued expenses	6,144	5,666
Non-cash compensation	8,159	6,552
Net operating loss and tax credit carryforwards	646	1,534
Other	1,601	916

Total deferred tax assets	46,934	48,946
Less valuation allowance	(247)	(234)

Net deferred tax assets	46,687	48,712

Deferred tax liabilities:
Intangible and other assets	(103,383)	(102,594)
Deferred membership costs	(6,165)	(6,951)
Property and equipment	(9,457)	(10,270)
Investments in unconsolidated entities	(3,359)	(2,594)
Installment sales of vacation ownership interests	(1,846)	(1,054)
Other	(1,620)	(1,565)

Total deferred tax liabilities	(125,830)	(125,028)

Net deferred tax liability	$(79,143)	$(76,316)

        At December 31, 2015 and 2014, ILG had foreign NOLs of approximately $2.8 million and $7.2 million, respectively, available to offset future income, virtually all of which can be carried forward indefinitely.

        A valuation allowance for deferred tax assets is provided when it is more likely than not that certain deferred tax assets will not be realized. Realization is dependent upon the generation of future taxable income or the reversal of deferred tax liabilities during the periods in which those temporary differences become deductible. We consider the history of taxable income in recent years, the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies to make this assessment. During 2015, ILG's valuation allowance did not significantly change. At December 31, 2015, ILG had a valuation allowance of approximately $0.2 million related to the portion of foreign NOL carryforwards for which, more likely than not, the tax benefit will not be realized.

        A reconciliation of total income tax provision to the amounts computed by applying the statutory federal income tax rate to earnings before income taxes and noncontrolling interest is shown as follows (in thousands, except percentages):

	Year Ended December 31,
	2015		2014		2013
	Amount	%	Amount	%	Amount	%
Income tax provision at the federal statutory rate of 35%	$40,717	35.0	$44,450	35.0	$44,518	35.0
State income taxes, net of effect of federal tax benefit	4,140	3.5	4,104	3.2	1,332	1.1
Foreign income taxed at a different statutory tax rate	(4,049)	(3.5)	(3,048)	(2.4)	(1,240)	(1.0)
U.S. tax consequences of foreign operations	82	0.1	(47)	(0.0)	181	0.1
Other, net	197	0.2	(408)	(0.3)	621	0.5

Income tax provision	$41,087	35.3	$45,051	35.5	$45,412	35.7

        In accordance with ASC 740, no federal and state income taxes have been provided on permanently reinvested earnings of certain foreign subsidiaries aggregating approximately $107.5 million at December 31, 2015. If, in the future, these earnings are repatriated to the U.S., or if ILG determines such earnings will be repatriated to the U.S. in the foreseeable future, additional tax provisions would be required. Due to complexities in the tax laws and the assumptions that would have to be made, it is not practicable to estimate the amounts of income taxes that would have to be provided.

        ASC 740 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest, is as follows (in thousands):

	December 31,
	2015	2014	2013
Balance at beginning of year	$257	$509	$662
Additions for tax positions of prior years	311	33	1,167
Reductions for tax positions of prior years	—	—	(1,150)
Expiration of applicable statute of limitations	(119)	(285)	(170)

Balance at end of year	$449	$257	$509

        As of December 31, 2015, 2014 and 2013, ILG had unrecognized tax benefits of $0.4 million, $0.3 million and $0.5 million, respectively, which if recognized, would favorably affect the effective tax rate.

        ILG recognizes interest and, if applicable, penalties related to unrecognized tax benefits in income tax expense. There were no material accruals for interest during 2015, 2014 and 2013. During these periods, interest and penalties decreased by approximately $0.1 million, $0.1 million and $0.2 million, respectively, as a result of the expiration of the statute of limitations related to foreign taxes. At December 31, 2015, 2014 and 2013, ILG has accrued $0.2 million, $0.3 million and $0.4 million, respectively, for the payment of interest and, if applicable, penalties.

        ILG believes that it is reasonably possible that its unrecognized tax benefits could decrease by approximately $0.3 million within twelve months of the current reporting date due primarily to the expiration of the statute of limitations related to state and foreign taxes and other tax credits. An estimate of other changes in unrecognized tax benefits cannot be made, but is not expected to be significant.

        ILG files income tax returns in the U.S. federal jurisdiction and various state, local, and foreign jurisdictions. As of December 31, 2015, no open tax years are currently under examination by the IRS or any material state and local jurisdictions.

        On November 18, 2015, the U.K. Finance (No.2) Act of 2015 was enacted, which further reduced the U.K. corporate income tax rate to 19% and 18% effective April 1, 2017 and April 1, 2020, respectively. The impact of these further rate reductions, recorded in the current reporting period, reduced our U.K. net deferred tax liability and decreased income tax expense, favorably impacting our effective tax rate. Going forward, the lower corporate tax rate will continue to decrease income tax expense and favorably impact our effective tax rate.

        The FASB issued ASU 2015-17, which requires that deferred tax assets and liabilities be classified as noncurrent in a classified balance sheet. ILG has elected to early adopt ASU 2015-17 prospectively in the fourth quarter of 2015. There was no impact on our results of operations as a result of the adoption of ASU 2015-17. See Note 2 for further discussion.